SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 April 5, 1999


                        Gables Realty Limited Partnership
             (Exact name of Registrant as specified in its charter)




         Delaware                  000-22683                 58-2077966
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)           Identification No.)



                       2859 Paces Ferry Road, Suite 1450
                             Atlanta, Georgia 30339
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                  770-436-4600



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                                     Page-2


ITEM 5. OTHER EVENTS

     This Form 8-K is filed in connection with Gables Residential Trust's and Gables Realty Limited Partnership's Registration Statement on Form S-3 (Registration No. 333-68359) filed with the Securities and Exchange Commission on December 3, 1998, as amended, and supplements unaudited pro forma consolidated financial information filed under cover of Form 8-K dated April 1, 1998, as amended, in connection with the April 1, 1998 acquisition of the properties and operations of Trammell Crow Residential South Florida Group ("TCR/SF") by Gables Realty Limited Partnership (the "Operating Partnership").

     The unaudited pro forma consolidated statement of operations of the Operating Partnership for the year ended December 31, 1998 giving effect to the TCR/SF acquisition set forth in Item 7(b) of this Form 8-K expands on, but is otherwise consistant with, the supplementary pro forma results of operations giving effect to the TCR/SF acquisition for the year ended December 31, 1998 which the Operating Partnership previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:

Not applicable.

(b)  Pro Forma Financial Information:

Pro forma financial information for the Registrant is filed with this report as Attachment A.

(c)  Exhibits:

Not applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 5, 1999                  GABLES REALTY LIMITED PARTNERSHIP
                                       By: Gables GP, Inc., its general partner



                                       /s/  Marvin R. Banks, Jr.
                                       ---------------------------
                                       By:  Marvin R. Banks, Jr.
                                            Chief Financial Officer


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                                    Page-1


                                                                    Attachment A

                        GABLES REALTY LIMITED PARTNERSHIP
                  PREFACE TO UNAUDITED PRO FORMA CONSOLIDATED
                             FINANCIAL INFORMATION


BASIS OF PRESENTATION
---------------------

The following unaudited pro forma consolidated statement of operations is presented as if the Operating Partnership acquired the properties and operations of Trammell Crow Residential South Florida Group (TCR/SF) on January 1, 1998 and includes the historical operating results of the properties and residential construction and development and third-party management activities acquired. The acquisition has been accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. Accordingly, assets acquired and liabilities assumed have been reflected herein at their estimated fair values. In management's opinion, all material adjustments necessary to present fairly the effects of the acquisition have been made.

The unaudited pro forma consolidated statement of operations should be read in conjunction with the consolidated financial statements and accompanying notes thereto of the Operating Partnership included in its Annual Report on Form 10-K for the year ended December 31, 1998.

The unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Operating Partnership would have been assuming the Operating Partnership had consummated the acquisition as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

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                                    Page-2

                        GABLES REALTY LIMITED PARTNERSHIP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                (Amounts in Thousands, Except Per Unit Amounts)

                                                                       Operating                    Pro Forma      Operating
                                                                      Partnership      TCR/SF      Acquisition    Partnership
                                                                      Historical(A)  Historical(B) Adjustments     Pro Forma
                                                                      ----------     ----------    -----------     ----------
Rental revenues ....................................................   $ 199,292    $   8,845    $      --        $ 208,137
Other property revenues ............................................       9,988          489           --           10,477
                                                                        --------      -------        -----         --------
     Total property revenues .......................................     209,280        9,334           --          218,614
                                                                        --------      -------        -----         --------
Property management revenues .......................................       4,533          669           --            5,202
Other ..............................................................       2,811           25           --            2,836
                                                                        --------      -------        -----         --------
     Total other revenues ..........................................       7,344          694           --            8,038
                                                                        --------      -------        -----         --------
     Total revenues ................................................     216,624       10,028           --          226,652
                                                                        --------      -------        -----         --------
Property operating and maintenance (exclusive of items shown
     separately below) .............................................      70,502        3,879           --           74,381
Depreciation and amortization ......................................      40,650        1,865          277 (C)       42,792
Amortization of deferred financing costs ...........................         984          238         (206)(D)        1,016
Property management - owned ........................................       4,758          176           --            4,934
Property management - third party ..................................       3,219          440           --            3,659
General and administrative .........................................       6,242         --             --            6,242
Interest ...........................................................      38,519        2,806          763 (E)       42,088
Credit enhancement fees ............................................       1,455          303           37 (F)        1,795
                                                                         -------      -------       ------         --------
     Total expenses ................................................     166,329        9,707          871          176,907
                                                                         -------      -------       ------         --------

Equity in income of joint ventures .................................         359           --           --              359
Interest income ....................................................         417           58          (58)(G)          417
Loss on treasury locks .............................................      (5,637)          --           --           (5,637)
                                                                         -------      -------       ------         --------
Net income .........................................................      45,434          379         (929)          44,884

Dividends to preferred unitholders .................................     (10,252)        --             --          (10,252)
                                                                         -------      -------       ------         --------
Net income available to common unitholders .........................   $  35,182    $     379     $   (929)       $  34,632
                                                                         =======      =======       ======         ========
Weighted average number of common Units outstanding - basic ........      30,212           --          587 (H)       30,799
Weighted average number of common Units outstanding - diluted ......      30,340           --          587 (I)       30,927

Per Common Unit Information:
Net income - basic .................................................   $    1.16                                  $    1.12

Net income - diluted ...............................................   $    1.16                                  $    1.12

The accompanying notes are an integral part of this statement.

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                        GABLES REALTY LIMITED PARTNERSHIP
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (Unaudited and Amounts in Thousands)

(A) Represents the historical audited consolidated statement of operations of the Operating Partnership contained in its Annual Report on Form 10-K for the year ended December 31, 1998. Such results include the operating results of TCR/SF since April 1, 1998, the closing date of the acquisition.

(B) Represents the historical unaudited combined statement of operations of TCR/SF for the three months ended March 31, 1998.

(C) Represents the net increase in depreciation of real estate owned as a result of recording the TCR/SF real estate assets at fair value versus historical cost. The acquisition price of the real estate assets was allocated to land, buildings, furniture, fixtures and equipment, and construction in progress and the related depreciation is calculated utilizing an estimated useful life of 40 years for the buildings and 5 years for furniture, fixtures and equipment. Depreciation expense is provided to the extent the real estate was operational during the period. The components of the pro forma adjustment pertaining to the three months ended March 31, 1998 are as follows:

          Pro forma depreciation expense for acquired assets at
               fair value                                               $2,142
          Less TCR/SF historical depreciation expense                   (1,865)
                                                                        ------
               Pro forma adjustment                                     $  277
                                                                        ======

(D) Represents the net adjustment to amortization of deferred financing costs for the three months ended March 31, 1998 as follows:

          To record the  amortization of deferred financing
               costs related to the credit enhancement facility
               put into effect on April 1, 1998 to enhance the
               bond indebtedness assumed by the Operating Partnership
               (the "Bond Enhancement Facility")                        $   32
          To eliminate the  amortization of TCR/SF's deferred
               financing costs which have a zero fair value at
               April 1, 1998                                              (238)
                                                                        ------
               Pro forma adjustment                                     $ (206)
                                                                        ======

(E) Represents the net adjustment to interest expense for the three months ended March 31, 1998 as follows:

          To record interest expense on the cash portion of the TCR/SF purchase price financed with  borrowings under  the
               Operating Partnership's  unsecured  credit
               facilities                                              $ 2,504
          To record the amortization of the discount required to
               record the $12,500 portion of the purchase price
               that was deferred until January 1, 2000 at fair
               value                                                       193
          To record the interest expense on bond indebtedness
               that was assumed by the Operating Partnership             1,598
          To record capitalized interest for qualifying
               construction expenditures at fair value                    (726)
                                                                        ------
               Pro forma interest expense for acquisition                3,569
               Less TCR/SF historical interest expense                  (2,806)
                                                                        ------
                    Pro forma adjustment                               $   763
                                                                        ======

The Operating Partnership's borrowings under its current unsecured credit facilities currently bear interest at LIBOR plus 0.80%. If interest rates under the credit facilities fluctuated 0.125%, interest costs on the pro forma credit facility indebtedness would increase or decrease by approximately $194 on an annualized basis.

                                   Page - 4

(F) Represents the net adjustment to credit enhancement fees for the three months ended March 31, 1998 as follows:

          To record the credit enhancement fees under the
               Bond Enhancement Facility                               $   340
          To eliminate the credit enhancement fees incurred
               by TCR/SF related to enhancements that do not remain
               in place at April 1, 1998                                  (303)
                                                                        ------
               Pro forma adjustment                                    $    37
                                                                        ======

(G) Represents the adjustment to eliminate interest income included in the TCR/SF historical amounts as the interest-bearing cash balances were not acquired by the Operating Partnership.

(H) Reflects the issuance of Units in connection with the acquisition for the three months ended March 31, 1998.

(I) Reflects the issuance of Units in connection with the acquisition for the three months ended March 31, 1998 that are not antidilutive.